SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2011

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 502(f). On April 19, 2011, the Compensation Committee of the PACCAR Inc Board of Directors approved a Long Term Performance Cash Award (“LTIP Cash Award”) for the 2008-2010 cycle under the Company’s Long Term Incentive Plan for the Named Executive Officers identified in the Company’s March 10, 2011 proxy statement. The total 2010 compensation for each Named Executive Officer reported in the Summary Compensation Table on page 20 of the Company’s 2011 proxy statement has been recalculated to include the LTIP Cash Award as follows:

Named Executive Officer	Non-Equity Incentive Plan Compensation LTIP Cash Award	Total Compensation
M. C. Pigott	$184,275	$7,916,948
T. E. Plimpton	$58,149	$5,025,229
J. G. Cardillo	$362,439	$3,674,891
D. D. Sobic	$126,126	$2,117,098
R. J. Christensen	$148,860	$1,796,663

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders was held on April 20, 2011.

(b) Following is a brief description and vote count of all items voted on at the annual meeting:

Item 1. Election of Directors.

The following persons were elected to serve as Class I directors with a term expiring in 2014:

Nominee	Shares Voted “For”	Shares Withheld	Broker Nonvotes
J. M. Fluke, Jr.	304,370,735	12,310,030	415
K. S. Hachigian	314,196,037	2,484,728	415
S. F. Page	304,175,390	12,505,375	415
T. E. Plimpton	305,906,352	10,774,413	415

Item No. 2: Advisory Vote on Compensation of Named Executive Officers

Item No. 2 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
308,287,609	4,964,027	3,429,129	415

Item No. 3: Advisory Vote on Frequency of Voting on Named Executive Officer Compensation

Three Years was approved with the following vote:

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Abstentions
120,820,658	2,079,290	191,615,918	2,164,899

Item No. 4: Approval of the PACCAR Inc Long Term Incentive Plan

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
305,247,663	10,487,811	945,291	415

Item No. 5: Approval of the Senior Executive Yearly Incentive Compensation Plan.

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
308,724,134	6,683,441	1,273,190	415

Item No. 6: Stockholder Proposal Regarding the Supermajority Vote Provisions

Item No. 6 was not approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
147,631,591	164,895,696	4,153,893	0

Item No. 7: Stockholder Proposal Regarding a Director Vote Threshold.

Item No. 7 was not approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
139,021,673	174,994,540	2,664,967	0

(c) Not applicable.

(d) The Board of Directors decided that the Company’s proxy materials will include an advisory shareholder vote on the compensation of the named executive officers every three years, the next vote to occur in 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: April 25, 2011	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel